                                                                                                         Exhibit 24

                                                                                                                             Exhibit 24

                                                DIRECTORS' POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  That each of the undersigned  Directors of Protective Life and Annuity Insurance Company,  an
Alabama  corporation  (Company),  by his execution hereof or upon an identical  counterpart  hereof, does hereby constitute and appoint
John D. Johns,  Deborah J. Long,  Nancy Kane, or Jerry W. DeFoor,  and each or any of them, his true and lawful  attorneys-in-fact  and agents,  for him and in his name,  place and stead,  to execute and sign the 2000 Annual Report on Form 10-K to be filed by the Company with the  Securities  and Exchange  Commission,  pursuant to the provisions of the  Securities  Exchange Act of 1934 and,  further,  to execute and sign any and all  amendments  to such Annual  Report,  and to file same,  with all exhibits and  schedules  thereto and all other  documents in connection  therewith,  with the  Securities  and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform each and every act and thing  requisite and necessary to be done in and about the premises,  as fully to all intents and purposes as the undersigned  might or could do in person,  hereby ratifying and confirming all the acts of said  attorneys-in-fact  and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

         IN  WITNESS WHEREOF,  each of the undersigned has hereunto set his hand and seal this 12th day of March, 2002.

/s/ John D. Johns
John D. Johns

/s/ R. Stephen Briggs
R. Stephen Briggs

/s/ Jim E. Massengale
Jim E. Massengale

/s/ Allen W. Ritchie
Allen W. Ritchie

/s/ Richard J. Bielen
Richard J. Bielen

/s/ J. William Hamer, Jr.
J. William Hamer, Jr.

/s/ T. Davis Keyes
T. Davis Keyes

/s/ Carolyn King
Carolyn King

/s/ Deborah J. Long
Deborah J. Long

/s/ Steven A. Schultz
Steven A. Schultz

/s/ Wayne E. Stuenkel
Wayne E. Stuenkel

WITNESS TO ALL SIGNATURES:

/s/ Jerry W. DeFoor
Jerry W. DeFoor